UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 16, 2012

FORMFACTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road Livermore, CA	94551
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On October 17, 2012, FormFactor, Inc. (“FormFactor”) filed a Current Report on Form 8-K disclosing that FormFactor had completed its acquisition (the “Acquisition”)  of Astria Semiconductor Holdings, Inc., a Delaware corporation (“Astria”).  FormFactor is filing this Amendment No. 1 on Form 8-K/A to provide the financial statements of Astria and the pro forma financial information giving effect to the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The audited consolidated financial statements of Astria as of December 31, 2011 and for the year ended December 31, 2011 and the notes related thereto are filed as Exhibit 99.01 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of the independent auditors of Astria is attached hereto as Exhibit 23.01.

The unaudited interim condensed consolidated financial statements of Astria as of June 30, 2012 and for the six month periods ended June 30, 2012 and June 30, 2011 and the notes related thereto are filed as Exhibit 99.02 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and for the six months ended June 30, 2012, and the unaudited pro forma condensed combined balance sheet as of June 30, 2012, and the notes related thereto, are included as Exhibit 99.03 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)           Exhibits.

Exhibit Number	Description

2.01*	Agreement and Plan of Merger dated as of August 31, 2012 among Astria Semiconductor Holdings, Inc., FormFactor, Inc., ELM Acquisition, Inc. and Fortis Advisors LLC, as Equityholder Representative

23.01	Consent of KPMG LLP

99.01	Audited consolidated financial statements of Astria as of December 31, 2011 and for the year ended December 31, 2011, and the notes related thereto

99.02	Unaudited interim condensed consolidated financial statements of Astria as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and the notes related thereto

99.03

Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and for the six months ended June 30, 2012 and the unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the notes related thereto

* Incorporated by reference to Exhibit 33.01 of FormFactor’s Quarterly Report on Form 10-Q filed on November 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	December 21, 2012	By:	/s/ Stuart L. Merkadeau
			Name:	Stuart L. Merkadeau
			Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.01*	Agreement and Plan of Merger dated as of August 31, 2012 among Astria Semiconductor Holdings, Inc., FormFactor, Inc., ELM Acquisition, Inc. and Fortis Advisors LLC, as Equityholder Representative

23.01	Consent of KPMG LLP

99.01	Audited consolidated financial statements of Astria as of December 31, 2011 and for the year ended December 31, 2011, and the notes related thereto

99.02	Unaudited condensed consolidated financial statements of Astria as of June 30, 2012 and for the six months ended June 30, 2012 and 2011 and the notes related thereto

99.03

Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and for the six months ended June 30, 2012 and the unaudited pro forma condensed combined balance sheet as of June 30, 2012 and the notes related thereto

* Incorporated by reference to Exhibit 33.01 of FormFactor’s Quarterly Report on Form 10-Q filed on November 2, 2012.